Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

The Board has adopted a Rule 10-D-1 clawback policy, compliant with the requirements of the SEC and NYSE listing standards, that includes a mandatory clawback of excess cash and equity incentive compensation earned by our Section 16 Officers. Specifically, in the event of a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under federal securities laws, the Board or its Compensation Committee shall, among other things, recoup any excess incentive compensation paid to an executive that was based upon the achievement of financial results that were subsequently restated. The Company’s Amended and Restated 2023 Stock Incentive Plan provides that all awards made thereunder are subject to the Company’s clawback policies.